PROSPECTUS SUPPLEMENT                                               EXHIBIT 99.1
(To Prospectus dated October 25, 2004)               REGISTRATION NO.  333-44286



                                     [LOGO]






                        1,000,000,000 Depositary Receipts
                          Europe 2001 HOLDRS (SM) Trust

     This prospectus supplement supplements information contained in the prospectus dated October 25, 2004 relating to the sale of up to 1,000,000,000 depositary receipts by the Europe 2001 HOLDRS (SM) Trust.

     The share amounts specified in the table in the "Highlights of Europe 2001 HOLDRS" section of the base prospectus shall be replaced with the following:

                                                                          Primary U.S.
                                                               Share        Trading
                Name of Company                 Ticker        Amounts       Market
---------------------------------------------  --------    -----------   -------------
      AEGON, N.V.                                AEG           5.2          NYSE
      Alcatel*                                   ALA            3           NYSE
      Amdocs Limited                             DOX            3           NYSE
      ARM Holdings plc*                         ARMHY           8          NASDAQ
      ASM International N.V.                    ASMI           13          NASDAQ
      ASML Holding N.V.                         ASML            7          NASDAQ
      AstraZeneca PLC.*                          AZN            4           NYSE
      AXA*                                       AXA            6           NYSE
      Bookham Inc.                              BKHM           1.2         NASDAQ
      BP p.l.c.*                                 BP             4           NYSE
      Business Objects S.A.*                    BOBJ           4.5         NASDAQ
      Cable & Wireless p.l.c.*                   CWP            4           NYSE
      DaimlerChrysler AG                         DCX            4           NYSE
      Deutsche Telekom AG*                       DT             5           NYSE
      Diageo p.l.c.*                             DEO            5           NYSE
      Elan Corporation, p.l.c.*                  ELN            4           NYSE
      Ericsson LM Telephone Company*            ERICY          1.6         NASDAQ
      GlaxoSmithKline p.l.c.*                    GSK            6           NYSE
      Infineon Technologies AG*                  IFX            5           NYSE
      ING Group N.V.*                            ING            4           NYSE
      IONA Technologies p.l.c.*                 IONA            3          NASDAQ
      Koninklijke Philips Electronics N.V.       PHG            5           NYSE
      Millicom International Cellular S.A.*     MICC            8          NASDAQ
      Nokia Corp.*                               NOK            5           NYSE
      Novartis AG*                               NVS            5           NYSE
      Qiagen N.V.(1)                            QGEN            6          NASDAQ
      Repsol YPF, S.A.*                          REP           11           NYSE
      Royal Dutch Petroleum Company              RD             3           NYSE
      Ryanair Holdings p.l.c.*                  RYAAY           8          NASDAQ
      Sanofi-Aventis SA*(2)                      SNY         4.6956         NYSE
      SAP AG*                                    SAP            4           NYSE
      Scottish Power p.l.c.*                     SPI            7           NYSE
      Serono S.A.*                               SRA            9           NYSE
      Shire Pharmaceuticals Group p.l.c.*       SHPGY           4          NASDAQ
      Skillsoft p.l.c.*                         SKIL            6          NASDAQ
      STMicroelectronics N.V.                    STM            4           NYSE


                                                   (continued on following page)


                                                                          Primary U.S.
                                                              Share        Trading
                  Name of Company              Ticker        Amounts       Market
-------------------------------------------   --------    -----------   -------------
      Telefonica S.A.*                           TEF       3.31224241       NYSE
      Terra Networks, S.A.*                     TRLY           15          NASDAQ
      Total S.A.*                                TOT            3           NYSE
      UBS AG                                     UBS            3           NYSE
      Unilever N.V.                              UN             3           NYSE
      Vivendi Universal*                          V             3           NYSE
      Vodafone Group p.l.c.*                     VOD            6           NYSE
      WPP Group p.l.c.*                         WPPGY           3          NASDAQ

-----------------------------
   (1) Effective February 15, 2005, Qiagen N.V., an underlying constituent of the Europe 2001 HOLDRS Trust, changed its ticker symbol from "QGENF" to "QGEN".

   (2) Effective the close of business on December 31, 2004, the merger of Sanofi-Aventis (NYSE: SNY) and Aventis (NYSE: AVE), an underlying constituent to Europe 2001 HOLDRS Trust, became effective. As a result of the merger, Sanofi-Aventis has replaced Aventis as an underlying constituent of the Europe 2001 HOLDRS Trust. In connection with the merger, Aventis shareholders received 2.3478 shares of Sanofi-Aventis for each Aventis share held as of the record date. As of the close of business on December 31, 2004, 4.6956 shares of Sanofi-Aventis are included in each round lot of 100 Europe 2001 HOLDRS.

   * The securities of these non-U.S. companies trade in the United States as American Depository Receipts. Please see "Risk Factors" and "Federal Income Tax Consequences--Special considerations with respect to underlying securities of foreign issuers" for additional information relating to an investment in a non-U.S. company.

     The share amounts listed in the table above reflect all previous stock splits, dividends and business combination transactions.

            The date of this prospectus supplement is March 31, 2005.